Exhibit 10.5

GUARANTY AGREEMENT

Dated as of February 28, 2014

by

CHP ISLE AT CEDAR RIDGE TX OWNER, LLC

as Guarantor

in favor of

THE LENDERS REFERRED TO IN

THE CREDIT AGREEMENT REFERRED TO HEREIN

GUARANTY AGREEMENT

GUARANTY AGREEMENT dated as of February 28, 2014 (the “Guaranty”) made by CHP ISLE AT CEDAR RIDGE TX OWNER, LLC, a Delaware limited liability company (the “Guarantor”) in favor of the Lenders (defined below).

RECITALS

WHEREAS, CHP PARTNERS, LP, a Delaware limited partnership (“CHP”), CNL HEALTHCARE PROPERTIES, INC., a Maryland corporation (“CNL”) (CHP and CNL are collectively referred to herein as “Borrowers”), the lenders who are or may become party thereto, as Lenders (the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent on behalf of itself and the other Lenders (the “Administrative Agent”) have entered into that certain Credit Agreement dated as of August 19, 2013 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, Guarantor may receive, directly or indirectly, a portion of the proceeds of the Credit Facility under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement; and

WHEREAS, it is a condition precedent to the making of Loans under the Credit Agreement that Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Credit Facility from time to time and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

Section 1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) As used herein, “Obligations” shall have meaning given such term in the Credit Agreement.

(c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and section and paragraph references are to this Guaranty unless otherwise specified.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

Section 2. Guaranty. (a) Guarantor hereby absolutely, unconditionally and irrevocably guarantees to the Administrative Agent and the other Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at scheduled maturity, by required prepayment, declaration, acceleration, demand or otherwise) of all of the Obligations, and agrees to pay any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any other Lender in enforcing any rights under this Guaranty or any other Loan Document. Without limiting the generality of the foregoing, the liability of Guarantor shall extend to all amounts that constitute part of the Obligations and would be owed by any Borrower to any Lender but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Borrower. Guarantor is and shall be liable for the Obligations as a primary obligor.

(b) Guarantor, and by its acceptance of this Guaranty, the Administrative Agent and each other Lender, hereby confirms that it is the intention of all such Persons that this Guaranty and the obligations of Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Debtor Relief Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of Guarantor hereunder. To effectuate the foregoing intention, the Administrative Agent, the other Lenders and the Guarantor hereby irrevocably agree that, notwithstanding any term or provision herein or in any other Loan Document, the maximum liability of Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

(c) Guarantor agrees that the Obligations may at any time and from time to time exceed the maximum amount of liability of Guarantor hereunder without impairing this Guaranty or affecting the obligations of Guarantor or the rights and remedies of any Lender hereunder.

(d) No payment made by any Borrower, Guarantor, any other guarantor or any other Person or received or collected by any Lender from any Borrower, the Guarantor, any other guarantor or surety or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment or performance of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by Guarantor in respect of the Obligations or any payment received or collected from Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of Guarantor hereunder until the Obligations are indefeasibly paid in full in cash and the Commitments are terminated or expired.

Section 3. Guaranty Absolute. Guarantor guarantees that the Obligations will be paid and performed strictly in accordance with their respective terms, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender with respect thereto. Guarantor agrees that its guaranty hereunder constitutes a guaranty of payment and performance when due and not of collection, and waives any right to require that any resort be made by the Administrative Agent or any of the other Lenders to any of the Collateral, any other Person or any other security. The obligations of Guarantor under or in respect of this Guaranty are independent of the Obligations or any other obligations of any Borrower under or in respect of the Loan Documents and any other obligations of any other guarantor or surety, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other guarantor or surety or whether any Borrower or any other guarantor or surety is joined in any such action or actions. The obligations and liabilities of Guarantor under this Guaranty shall be valid, enforceable, irrevocable, absolute, independent and unconditional irrespective of, and Guarantor hereby unconditionally and irrevocably waives any defenses and counterclaims it may now have or hereafter acquire in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any of the Obligations, any Loan Document or any agreement, document or instrument relating thereto;

(b) any extension or change in the time, manner or place of payment of, or in any other term or provision of, all or any of the Obligations, or any other amendment, modification or waiver of or any consent to departure from any Loan Document or any other agreement, document or instrument evidencing, securing or otherwise relating to any of the Obligations, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to any Borrower or otherwise;

(c) any taking, exchange, compromise, subordination, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Obligations;

(d) the existence of any claim, set-off, recoupment, defense or other right that any Borrower or any other Person may have against any Person, including, without limitation, any Lender;

(e) any order or manner of enforcement or application of any Collateral or any other collateral, or proceeds thereof, at any time to all or any of the Obligations, or any order or manner of sale or other disposition of any Collateral or any other collateral for all or any of the Obligations or any other assets of any Borrower, or any exercise of any other right or remedy available to any Lender under the Loan Documents against any Collateral or other guarantor, surety or other collateral;

(f) any change, restructuring or termination of the corporate or other organizational structure, ownership or existence of any Borrower;

(g) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Borrower, or any other guarantor of or other Person liable for any of the Obligations, or their assets or any resulting release or discharge of any obligation of any Borrower, or any other guarantor of or other Person liable for any of the Obligations;

(h) any failure of any Lender to disclose to Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower now or hereafter known to such Lender (Guarantor waiving any duty on the part of the Lenders to disclose such information);

(i) the failure of any other Person to execute or deliver this Agreement, or any other guaranty or agreement, or the release or reduction of liability of Guarantor or other guarantor, surety or obligor with respect to the Obligations or any part thereof; or

(j) any other circumstance or any existence of or reliance on any representation by any Lender that might otherwise constitute a defense available to, or a discharge of, any Borrower or any other guarantor or surety other than the defense of payment or performance of the Obligations.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

Section 4. Waivers and Acknowledgments. (a) Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, notice of default, notice of acceleration, notice of intent to accelerate, notice of dishonor, protest or dishonor, notice of the existence, creation, increase, extension or renewal of any of the Obligations, and any and all other notices and demands whatsoever with respect to any of the Obligations and this Guaranty, and any requirement that the Administrative Agent or any Lender protect, preserve, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or remedy or take any action against any Borrower, any other Person, any Collateral or any other collateral, or any other guarantor or surety or any other Person.

(b) Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Obligations, whether existing now or in the future.

(c) Guarantor hereby unconditionally and irrevocably waives (i) any set-off, defense or counterclaim arising by reason of any claim or defense based upon the exercise of any rights or remedies by any Lender that in any manner impairs, reduces, limits, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of Guarantor or other rights of Guarantor to proceed against any of the other Loan Parties, any other guarantor or surety or any other Person, or any Collateral or other security and (ii) any defense or counterclaim based on any right of set-off, recoupment or counterclaim against or in respect of the obligations of Guarantor hereunder, whether arising under any Loan Document, any Law or otherwise.

(d) Guarantor acknowledges that the Administrative Agent may, without notice to or demand upon Guarantor and without affecting the liability of Guarantor under this Guaranty, foreclose under any Collateral Document by nonjudicial sale, and Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Lenders against Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e) Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Lender to disclose to Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any Borrower now or hereafter known by such Lender.

(f) Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 3 and this Section 4 are knowingly made in contemplation of such benefits.

Section 5. Subrogation. Guarantor hereby unconditionally and irrevocably agrees not to exercise any claim, right or remedy, direct or indirect, that it may now have or hereafter acquire against any Borrower, any Affiliate of any Borrower or any other insider guarantor or surety or any of their respective assets or properties that arise from the existence, payment, performance or enforcement of Guarantor’s obligations under or in respect of this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to enforce or to participate in any claim, right or remedy that any Lender may now have or hereafter acquire against any Borrower, any Affiliate of any Borrower or Guarantor or any other insider guarantor or any Collateral, whether or not such claim, right or remedy arises in equity or under contract, statute, common law or otherwise, including, without limitation, the right to take or receive from any Borrower, any Affiliate of any Borrower or any other insider guarantor or surety, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full in cash and the Commitments shall have expired or been terminated. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a)the indefeasible payment in full in cash of the Obligations and all other amounts payable under this Guaranty, and (b) the termination or expiration of the Commitments, such amount shall be received and held in trust by Guarantor for the benefit of the Lenders, shall be segregated from other property and funds of Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as Collateral for any Obligations or other amounts payable under this Guaranty thereafter arising.

Section 6. Taxes. Guarantor agrees that all payments to be made by it hereunder shall be made without setoff, counterclaim or other defense and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein, other than Excluded Taxes (“Taxes”). If any Taxes are required to be withheld from any amounts payable to any Lender hereunder, the amounts so payable to such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Taxes) the amounts payable hereunder in the full amounts so to be paid. Whenever any Tax is paid by Guarantor, as promptly as possible thereafter, Guarantor shall furnish to the Administrative Agent an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by the Administrative Agent.

Section 7. Representations and Warranties. Guarantor hereby makes each representation and warranty made in the Loan Documents by each Borrower with respect to Guarantor and Guarantor hereby further represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived; and

(b) Guarantor has, independently and without reliance upon any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and Guarantor has established adequate means of obtaining from each Borrower on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such Borrower.

Section 8. Covenants. Guarantor covenants and agrees that, so long as any of the Obligations shall remain unpaid and any Commitment shall be outstanding, Guarantor will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents on its or their part to be performed or observed or that any Borrower has agreed to cause Guarantor to perform or observe.

Section 9. Amendments, Etc. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and the Administrative Agent, provided that any provision of this Guaranty may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

Section 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows:

(a) if to Guarantor, addressed to Guarantor in care of the Borrowers at the address for the Borrowers specified in Schedule 10.02 of the Credit Agreement; and

(b) if to any Agent or any other Lender, at its address specified in Schedule 10.02 of the Credit Agreement.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

Section 11. No Waiver; Remedies. Neither the Administrative Agent nor any other Lender shall by any act (except by a written instrument pursuant to Section 9), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 12. Set-Off. Upon the occurrence and during the continuance of any Event of Default and subject to the limitations contained in Section 10.08 of the Credit Agreement, Guarantor hereby irrevocably authorizes the Administrative Agent, at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to Guarantor or any other guarantor, any such notice hereby being expressly waived by Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent to or for the credit or the account of Guarantor, or any part thereof in such amounts as the Administrative Agent may elect, against and on account of the obligations and liabilities of Guarantor to the Administrative Agent hereunder and claims of every nature and description of the Administrative Agent against Guarantor, in any currency, whether arising under this Guaranty, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent may elect. The Administrative Agent shall notify Guarantor promptly of any such set-off and the application made by the Administrative Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, under this Section 12 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent, may have under any Loan Document or other agreement, instrument or document, any requirement of Law or otherwise.

Section 13. Expenses. (a) Guarantor shall upon demand pay to the Administrative Agent the amount of any and all costs and expenses, including the reasonable fees and expenses of counsel and of any experts, advisors, and agents, that the Administrative Agent may incur in connection with (i) the administration of this Guaranty, (ii) the exercise or enforcement of any of the rights or remedies of the Administrative Agent, or (iii) the failure by Guarantor to perform or observe any of the provisions of this Guaranty.

(b) EXCEPT FOR LIABILITY OR CLAIMS ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LENDERS OR THEIR RESPECTIVE RELATED PARTIES, GUARANTOR HEREBY ALSO AGREES THAT NONE OF THE LENDERS OR ANY OF THEIR RESPECTIVE RELATED PARTIES SHALL HAVE ANY LIABILITY (WHETHER DIRECT OR INDIRECT, IN CONTRACT, TORT OR OTHERWISE) TO THE GUARANTOR OR ANY OF ITS RELATED PARTIES, AND GUARANTOR HEREBY AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY LENDER OR ANY OF ITS RELATED PARTIES ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR

PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE CREDIT EXTENSIONS, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

(c) Without prejudice to the survival of any of the other agreements of Guarantor under this Guaranty or any of the other Loan Documents, the agreements and obligations of Guarantor contained in Section 2(a) (with respect to enforcement expenses), the last sentence of Section 3, Section 6 and this Section 13 shall survive the payment and performance in full of the Obligations and all of the other amounts payable under this Guaranty.

Section 14. Continuing Guaranty; Assignments Under The Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the indefeasible payment in full in cash of the Obligations and all other amounts payable under this Guaranty, or (ii) the termination of the Commitments, (b) be binding upon Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders and their successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as and to the extent provided in the Credit Agreement. Guarantor shall not have any right to assign any of its rights or delegate any of its obligations hereunder or any interest herein without the prior written consent of the Administrative Agent.

Section 15. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile shall be effective as delivery of an original executed counterpart of this Guaranty.

Section 16. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 17. Headings. The Article and Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 18. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, without regard to the principles of conflicts of laws thereof.

(b) Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Ohio State court or federal court of the United States of America sitting in the Northern District of Ohio, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such Ohio State court or, to the extent permitted by law, in such federal court. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any other Loan Document in the courts of any jurisdiction.

(c) Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any Ohio State or federal court. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

(d) Guarantor agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Guarantor at its address referred to in Section 10 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

(e) Guarantor agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(f) GUARANTOR (AND ADMINISTRATIVE AGENT AND EACH LENDER BY THEIR ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE LENDERS HAVE BEEN INDUCED TO ACCEPT THIS GUARANTY AND ENTER INTO THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

Section 19. INTEGRATION. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT OF THE GUARANTOR AND THE LENDERS WITH

RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE ADMINISTRATIVE AGENT OR ANY OTHER LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GUARANTOR:

CHP ISLE AT CEDAR RIDGE TX OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube
Joshua J. Taube, Senior Vice President

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